TRADE ACCOUNTS RECEIVABLE (Policies)	12 Months Ended
Dec. 31, 2024
TRADE ACCOUNTS RECEIVABLE
Description of accounting policy for trade and other receivables [text block]
These are financial assets measured initially at fair value and subsequently, at amortized cost and are evaluated by the value of the services provided and goods sold in accordance with the contracted conditions, net of estimated impairment losses. These include the services provided to customers, which were still not billed at the balance sheet date, as well as other trade accounts receivable related to the sale of cell phones, SIM cards, accessories, advertising and rent of IT equipment (“Vivo Tech” product) and credit rights of the Vivo Money FIDC.
The Company measures the provision for estimated impairment losses in an amount equal to the loss of credit expected for a lifetime.